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                                                                    EXHIBIT 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS


        We consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated February 1, 2000, regarding the financial statements of Imagex.com, Inc., which are incorporated by reference in such Registration Statement.



                                        PricewaterhouseCoopers LLP

Seattle, Washington
February 14, 2000






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